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                      SCHEDULE 14A INFORMATION

                                                File No. 811-2539

    Proxy Statement Pursuant to Section 14(a) of the Securities
  Exchange Act of 1934

                         (Amendment No.__)

  Filed by the Registrant [X]
  Filed by a Party other than the Registrant [  ]

  Check the appropriate box:

       [X]  Preliminary Proxy Statement
       [  ] Definitive Proxy Statement
       [  ] Definitive Additional Materials
       [  ] Soliciting  Material  Pursuant  to  Section  240.14a-
            11(c) or Section 240.14a-12

                Fund For Government Investors, Inc.
          (Name of Registrant as Specified in its Charter)

                       Mr. Richard J. Garvey
                Fund For Government Investors, Inc.
                        4922 Fairmont Avenue
                     Bethesda, Maryland  20814
             (Name of Person(s) Filing Proxy Statement)

  Payment of Filing Fee (Check appropriate box):

       [X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2) or per Investment Company Act Rule 20a-1(c).
       [  ] $500 per  each party to  the controversy pursuant  to
            Exchange Act Rule 14a-6(i)(3).
       [  ] Fee computed  on table below  per Exchange Act  Rules
            14a-6(i)(4) and O-11.

            (1) Title of each class of securities to which transaction applies:


  ______________________________________________________

            (2)  Aggregate   number   of   securities  to   which
                 transaction applies:


  ______________________________________________________



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            (3)  Per  unit price  or  other underlying  value  of
                 transaction  computed  pursuant to  Exchange Act
                 Rule O-11*/:


  ______________________________________________________

            (4) Proposed maximum aggregate value of transaction:


  ______________________________________________________


            */ Set forth the amount on which the filing fee is calculated and state how it was determined.

       [  ] Check  box  if any  part  of  the  fee  is offset  as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1) Amount Previously Paid:
            (2) Form, Schedule or Registration No.:
            (3) Filing Party:
            (4) Date Filed:


























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                FUND FOR GOVERNMENT INVESTORS, INC.

                        4922 Fairmont Avenue
                     Bethesda, Maryland  20814

                           March 21, 1996


  Dear Shareholder:

       Enclosed is a proxy statement and a detailed shareholder letter describing the proposed redomiciling and reorganization of your Fund, the Fund For Government Investors, Inc. (the "Fund"), a Maryland corporation, into a Delaware business trust (the "New Fund"). Your Fund and the New Fund are substantially similar, have identical investment objectives and policies, and can invest in the same types of securities. The proposed redomiciling and reorganization of your Fund will have no material impact on your investment in the Fund and, therefore, is being recommended by your Board of Directors.

       Organizing an investment company in the form of a Delaware business trust offers numerous advantages, including lower expenses and taxes and greater operational and administrative flexibility, and is an attractive venue for the organization of investment companies, in particular because the Delaware business trust incorporates many of the protections and advantages of the traditional Delaware corporation structure, while specifically addressing the needs and goals of investment companies under the Federal securities laws.

       Please review the attached materials carefully and return your proxy as soon as possible.


                           ___________________________________
                           Richard J. Garvey
                           President
                           Fund For Government Investors, Inc.













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                FUND FOR GOVERNMENT INVESTORS, INC.

                        4922 Fairmont Avenue
                     Bethesda, Maryland  20814

                           March 21, 1996

                       To the Shareholders of
                Fund For Government Investors, Inc.

  Dear Shareholder:

  A special meeting of the shareholders of the Fund For Government Investors, Inc. (the "Fund"), is to be held at 1:30 P.M., Eastern Time, on Friday, May 24, 1996, at the offices of the Fund, at 4922 Fairmont Avenue, Bethesda, Maryland 20814 (the "Meeting"). At the Meeting, the shareholders of the Fund (the "Fund Shareholders") will vote on an Agreement and Plan of Reorganization and Redomestication (the "Plan") under which the Fund will change its domicile and form from a Maryland corporation to a Delaware business trust, the Fund For Government Investors (the "New Fund"), and the Fund will transfer all of its assets and liabilities to the New Fund (the "Reorganization"). The New Fund will have an investment objective, policies, and restrictions that are identical to those of the Fund.

  If the proposed Plan is approved by the Fund Shareholders and implemented by the Fund and the New Fund, you will become a shareholder of the New Fund and will receive shares of the New Fund having an aggregate value equal to the aggregate net asset value of your investment in the Fund. No sales charge will be imposed as a result of the Reorganization. Money Management Associates ("MMA"), the investment adviser for the Fund ("MMA"), will pay all costs of the Reorganization. The
  Reorganization will be conditioned upon the receipt by the Fund and the New Fund of an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.

  Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Reorganization will result in the
  automatic  termination   of  the  agreement   under  which  MMA
  currently provides investment advisory services to the Fund (the "Current Advisory Agreement"). The approval by the Fund Shareholders of the Plan also will be deemed to constitute the approval and ratification by the Fund Shareholders of a new investment advisory agreement between the New Fund and MMA (the "New Advisory Agreement"), as well as the election by the Fund Shareholders of the Trustees of the Trust and the ratification by the Fund Shareholders of Deloitte & Touche LLP

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  as  the independent  certified public  accountants  of the  New
  Fund.     The   aggregate   contractual  rate   chargeable  for
  investment advisory services rendered to the New Fund, and all other terms and conditions of the New Advisory Agreement, will be the same as under the Current Advisory Agreement.

  The Board of Directors of the Fund (the "Board") has carefully considered and has unanimously approved the proposed Reorganization and the New Advisory Agreement, as described in the accompanying materials. The Board believes that the Reorganization is in the best interests of the Fund and its shareholders and, therefore, recommends that the Fund Shareholders vote in favor of approving the Plan.

  We strongly urge you to review the enclosed Proxy Statement regarding the Meeting and to complete and return your proxy as soon as possible. Your vote is important no matter how many shares you own. Voting your shares early will help to avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please exercise your right to vote today by completing, dating, and signing each proxy card you receive and then by mailing the proxy in the self-addressed, postage-paid envelope that has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received no later than 12:00 P.M., Eastern Time, May 24, 1996.

  Please note that you may receive more than one proxy package if you hold shares of the Fund in more than one account, and you should return separate proxy cards for such accounts. We have provided postage-paid return envelopes for each account in which you hold shares of the Fund. If you have any questions, please call Rushmore Trust and Savings, FSB, toll-free, at (800) 343-3355.

                                Sincerely,


  _________________________________
                                Richard J. Garvey
                                President
                                Fund  For  Government  Investors,
  Inc.










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                FUND FOR GOVERNMENT INVESTORS, INC.
                            ____________

                             NOTICE OF
                  SPECIAL MEETING OF SHAREHOLDERS

                     To be held on May 24, 1996
                            ____________

  TO THE SHAREHOLDERS:

       Notice hereby is given that a special meeting of the shareholders of the Fund For Government Investors, Inc. (the "Fund"), will be held at the offices of the Fund, at 4922 Fairmont Avenue, Bethesda, Maryland 20814, on Friday, May 24, 1996, at 1:30 P.M., Eastern Time (the "Meeting"), for the following purposes:

     1. To approve or disapprove an Agreement and Plan of Reorganization and Redomestication (the "Plan"), with respect to changing the Fund's domicile and form from a Maryland corporation to a Delaware business trust, the Fund For Government Investors
            (the   "New   Fund"),    and   the    transactions
            contemplated thereby, pursuant to which change in domicile and form the Fund would transfer all of its assets to the New Fund in exchange for (i) shares of beneficial interest in the New Fund that would be distributed to the shareholders of the Fund (the "Fund Shareholders") in exchange for their Fund shares and (ii) the assumption by the New Fund of all the liabilities of the Fund (the
            "Reorganization").    The  approval  by  the  Fund
            Shareholders of the Plan also will be deemed to constitute: (i) the approval and ratification by the Fund Shareholders of a new investment advisory
            agreement   between  the   New   Fund   and  Money
            Management Associates, the  investment adviser for
            the   Fund;  (ii)   the  election   by   the  Fund
            Shareholders  of  the Trustees  of the  Trust; and
            (iii) the ratification by the Fund Shareholders of Deloitte & Touche LLP as the independent certified public accountants of the New Fund.

     2. In the discretion of the persons named as attorneys and proxies in the attached proxy, to transact such other business as properly may come before the Meeting or any adjournment(s) thereof.

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       The  transactions contemplated  by the  Plan, and  related
  matters, are  described in  the attached  Proxy  Statement.   A
  copy of the form of the Plan is attached as Exhibit A thereto.

       You are entitled to vote at the Meeting, and any adjournment(s) thereof, if you owned shares of the Fund at the close of business on March 4, 1996. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign, and return the enclosed proxy card in the enclosed self-addressed, postage-paid return envelope.

                           By Order of the Board of Directors

                           ________________________________
                           Stephenie E. Adams
                           Secretary
                           Fund For Government Investors, Inc.

  March 21, 1996

  4922 Fairmont Avenue
  Bethesda, Maryland  20814






























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                       YOUR VOTE IS IMPORTANT
                 NO MATTER HOW MANY SHARES YOU OWN

       Please indicate your voting instructions on the enclosed proxy card, then please date and sign the card, and return the proxy card in the envelope provided. If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposal noticed above. In order to avoid the additional expense and delay of further solicitation, we ask your cooperation in mailing in your proxy card promptly. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, such proxy cards will not be voted.



































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                FUND FOR GOVERNMENT INVESTORS, INC.

                        4922 Fairmont Avenue
                     Bethesda, Maryland  20814
                  (800) 343-3355   (301) 657-1500


                          PROXY STATEMENT
                                FOR
                  SPECIAL MEETING OF SHAREHOLDERS
                     To Be Held on May 24, 1996



          VOTING, REVOCATION, AND SOLICITATION OF PROXIES

  Special Meeting; Voting of Proxies; Adjournments

  This Proxy Statement is being furnished to the shareholders of the Fund For Government Investors, Inc. (the "Fund"), an open-end management investment company incorporated in the State of Maryland (the "Fund"), in connection with the solicitation by the Board of Directors of the Fund (the "Board") of proxies to be used at a special meeting of the shareholders of the Fund
  (the "Fund Shareholders") to be held at the offices of the Fund, at 4922 Fairmont Avenue, Bethesda, Maryland 20814, on Friday, May 24, 1996, at 1:30 P.M., Eastern Time, and at any adjournment(s) thereof (the "Meeting"). The purpose of the Meeting is to vote on the proposed redomiciling and reorganization of the Fund from a Maryland corporation into the Fund For Government Investors (the "New Fund"), an open-end management investment company organized as a Delaware business trust, pursuant to the terms and conditions of an Agreement and Plan of Reorganization and Redomestication (the "Plan"), as described herein (the "Reorganization").

  Shareholders of record of the Fund at the close of business on March 4, 1996 (the "Record Date"), will be entitled to vote at the Meeting. Such holders of shares of Common Stock, $.001 par value per share, in the Fund ("Fund Shares") are entitled to one vote for each Fund Share held and to fractional votes for fractional Fund Shares held. A quorum must be present for the transaction of business at the Meeting. Fund Shareholders are entitled to one vote for each Fund share held and to a proportionate vote for each fraction of a Fund share held. The holders of record of a majority of the shares of the Fund (the "Fund Shares") outstanding at the close of business on that Record Date present in person or represented by proxy

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  will  constitute  a   quorum  for  the  Meeting   of  the  Fund
  Shareholders. A quorum must be present for the transaction of business at the Meeting. A quorum being present, the approval of the Reorganization at the Meeting by the Fund Shareholders requires the affirmative vote of a majority of all the outstanding voting shares of the Fund. If either (i) a quorum is not present at the Meeting or (ii) a quorum is present but sufficient votes in favor of a matter proposed at the Meeting (a "Proposal"), as set forth in the Notice of this Meeting, are not received by 12:00 P.M., Eastern Time, on Friday, May 24, 1996, then the persons named as attorneys and proxies in
  the  enclosed  proxy  ("Proxies")  may   propose  one  or  more
  adjournments of the  Meeting to permit further  solicitation of
  proxies.   Any such  adjournment will  require the  affirmative
  vote of at least a majority of the Fund Shares represented, in person or by proxy, at the session of the Meeting to be
  adjourned.    The persons  named  as  Proxies will  vote  those
  proxies that such persons are required to vote FOR such Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such an adjournment. A Fund Shareholder vote may be taken on
  a  Proposal  in  this   Proxy  Statement  prior  to  any   such
  adjournment if sufficient votes have been received and it is otherwise appropriate.

  The individuals named as Proxies on the enclosed proxy card will vote in accordance with your direction, as indicated
  thereon, if your proxy card is received and is properly executed. If you properly execute your proxy and give no voting instructions with respect to a Proposal, your shares will be voted in favor of the Proposal. The duly-appointed Proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting.

  Since the Proposal to approve the Plan, or any other Proposal, requires the affirmative vote of a majority of the outstanding Fund Shares, an abstention from voting on the Plan, or any other Proposal, effectively is a vote against the Plan, or any such other Proposal. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on the Plan, or any other Proposal, then the Fund Shares covered by such broker non-vote shall be deemed present at the Meeting for the purposes of determining a quorum, but shall not be deemed to be represented at the Meeting for the purposes of calculating the number of Fund Shares present in person or represented by proxy at the Meeting with respect to voting on the Plan or any other Proposal.

  Proxy Solicitation

  Proxies will be solicited by mail and, if necessary to obtain the requisite representation of Fund Shareholders, the Fund

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  also  may  solicit  proxies  by  telephone,  telegraph,  and/or
  personal  interview  by   representatives  of   the  Fund,   by
  employees  of   Money   Management  Associates   ("MMA"),   the
  investment adviser to the Fund, or their affiliates, and by representatives of any independent proxy solicitation service
  retained for  the Meeting.   MMA, whose  principal location  is
  1001 Grand Isle Way, Palm  Beach Gardens, Florida   33418, will
  bear the costs of  the Meeting, including the costs such as the
  preparation  and   mailing   of   the  notice,   the   combined
  prospectus/proxy   statement,    and   the   proxy,   and   the
  solicitation of proxies, including reimbursement to persons who forward proxy materials to their clients, and the expenses connected with the solicitation of these proxies in person, by telephone, or by telegraph. MMA's toll-free telephone number
  is (800) 343-3355.   Banks, brokers, and other  persons holding
  Fund Shares registered in their names or in the names of their nominees will be reimbursed for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such Fund Shares.

  Revocation of Proxies

  You may revoke your proxy: (i) at any time prior to the proxy's exercise by providing written notice to the Secretary or the Assistant Secretary of the Fund, at 4922 Fairmont Avenue, Bethesda, Maryland 20814, prior to the Meeting; (ii) by the subsequent execution and return of another proxy prior to the Meeting; or (iii) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.

  No Dissenters' Rights of Appraisal

  The purpose of the Meeting is to vote on the proposed Reorganization of the Fund into the New Fund pursuant to the terms and conditions of the Plan, as described below in greater detail. The Fund is a Maryland corporation. Under the laws of the State of Maryland, shareholders of a registered investment company such as the Fund are not entitled to appraisal rights (i.e., to demand fair value of their shares) in the event of a reorganization or merger. In addition, the Articles of Incorporation of the Fund, as amended (the "Fund Articles"), also do not entitle Fund
  Shareholders to appraisal rights in the event of a reorganization or merger. Consequently, the Fund Shareholders will be bound by the terms of the Plan, if the Plan is approved at the Meeting. Any Fund Shareholder, however, may redeem his or her Fund Shares at net asset value prior to the closing date of the proposed Reorganization of the Fund.

  Additional Voting Information


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  As of the Record Date,  there were outstanding and  entitled to be voted ________________  Fund Shares.  As of the Record Date,
  ____________________,         ____________________,         and
  ____________________   held   _______________    (approximately
  _____%),    _______________   (approximately    _____%),    and
  _______________  (approximately  _____%), respectively,  of the
  Fund Shares.   As of the Record Date, Directors and officers of
  the Fund owned in  the aggregate less than 1% of  the shares of
  the Fund.   Also  as of  the Record  Date, MMA  and certain  of
  MMA's  affiliates  were the  record  owners of  Fund  Shares as
  follows:    MMA  owned  __________  Fund  Shares (approximately
  ______%),  ______________________  owned _________  Fund Shares
  (approximately   ______%),   and   ____________________   owned
  _________   Fund  Shares  (approximately   ______%).    To  the
  knowledge   of  the   Fund,  no   other   person  then   owned,
  beneficially and/or of record, more than 5% of the outstanding shares of the Fund.

  As more fully described in this Proxy Statement, the Meeting has been called for the following purposes:

     1. To approve or disapprove an Agreement and Plan of Reorganization and Redomestication (the "Plan"), with respect to changing the Fund's domicile and form from a Maryland corporation to a Delaware business trust, the Fund For Government Investors (the "New Fund"), and the transactions contemplated thereby, pursuant to which change in domicile and form the Fund would transfer all of its assets to the New Fund in exchange for (i) shares of beneficial interest in the New Fund that would be distributed to the shareholders of the Fund (the "Fund Shareholders") in exchange for their Fund shares and (ii) the assumption by the New Fund of all the liabilities of the Fund (the "Reorganization"). The approval by the Fund
        Shareholders of the Plan also will be deemed to constitute: (i) the approval and ratification by the Fund Shareholders of a new investment advisory agreement between the New Fund and MMA, the investment adviser for the Fund, (ii) the election by the Fund Shareholders of the Trustees of the Trust; and (iii) the ratification by the Fund Shareholders of Deloitte & Touche LLP as the independent certified public accountants of the New Fund.

     2. In the discretion of the Proxies, to transact such other business as properly may come before the Meeting or any adjournment(s) thereof.

  As described below,  a quorum  being present,  the approval  of each  of these  Proposals requires  the  affirmative vote  of a
  majority  of the  outstanding  securities  of  the  Fund.    As

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  defined in the  Investment Company Act of 1940, as amended (the
  "1940 Act"), the term "majority" means the vote of the lesser of: (i) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

  Pursuant to the 1940 Act, the Reorganization will result in the automatic termination of the agreement under which MMA currently provides investment advisory services to the Fund (the "Current Advisory Agreement"). As noted above, the approval of the Plan by the Fund Shareholders also will be deemed to constitute the approval and ratification by the Fund Shareholders of a new investment advisory agreement between the New Fund and MMA (the "New Advisory Agreement"). The aggregate contractual rate chargeable for investment advisory services rendered to the New Fund, and all other terms and conditions of the New Advisory Agreement, will be the same as under the Current Advisory Agreement.

  In the event that the Fund Shareholders do not approve the Plan, and the Reorganization of the Fund contemplated thereunder, the Board will consider possible alternative arrangements and MMA will continue to render services to the Fund.

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                           PROPOSAL ONE:

              TO APPROVE A PROPOSED AGREEMENT AND PLAN
         OF REORGANIZATION AND REDOMESTICATION FOR THE FUND
             AND THE TRANSACTIONS CONTEMPLATED THEREBY

  The Proposed Reorganization

  The purpose  of the  proposed Reorganization  is to  redomicile and reorganize the Fund, an open-end management investment company incorporated in the State of Maryland, into a the New Fund, an open-end management investment company organized as a Delaware business trust. In order to effectuate the Reorganization, the Fund Shareholders must approve the Plan, a copy of which is set forth in Exhibit A to this Proxy Statement. The Plan sets forth the terms and conditions under which the proposed transactions contemplated by the Reorganization may be consummated. For the reasons set forth below under "Reasons for the Proposed Reorganization," the directors of the Board (the "Directors"), including the Directors who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (the "Independent Directors"), and the New Fund's Board of Trustees (the "New
  Board"), including the trustees of the New Fund (the "Trustees") who are not "interested persons" of the New Fund, as that term is defined in the 1940 Act (the "Independent Trustees"), have approved the Plan, significant provisions of which are summarized below. This summary, however, is qualified in its entirety by reference to the Plan.

  The Plan contemplates (i) the New Fund on the closing date of the Reorganization acquiring all of the assets of the Fund in exchange solely for shares of beneficial interest in the New Fund and the assumption by the New Fund of the Fund's liabilities and (ii) the constructive distribution of the shares of the New Fund to the Fund Shareholders in exchange for such Fund Shareholders' Fund Shares, all as provided for by the Plan.

  The assets of the Fund to be acquired by the New Fund include all cash, cash equivalents, securities, receivables, and other property owned by the Fund. The New Fund will assume from the Fund all debts, liabilities, obligations, and duties of the Fund of whatever kind or nature. The New Fund also will deliver to the Fund shares of beneficial interest in the New Fund, which New Fund shares the Fund then shall distribute to the Fund Shareholders in exchange for such Fund Shareholders' Fund Shares. The exchange of the Fund's assets and the Fund Shares for shares of the New Fund is anticipated to occur on or around May 31, 1996, or such later date as the parties may agree (the "Closing Date").

  The value of the Fund's assets to be acquired and the Fund's liabilities to be assumed by the New Fund and the net asset value of a share of the New Fund will be determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, using the valuation procedures set forth in the Fund's then-current Prospectus and Statement of Additional Information.

  As soon as practicable after the Closing Date, the Fund will distribute pro rata to its Fund Shareholders of record as of the Closing Date the shares of the New Fund received by the Fund in exchange for such Fund Shareholders' interests in the Fund, as evidenced by the Fund Shares of such Fund Shareholders, and thereafter the Fund will cease to exist. This distribution will be accomplished by opening accounts on the books of the New Fund in the name of each shareholder of record in the Fund and by transferring thereto the shares previously credited to the account of the Fund on those books, as described below (see "Continuation of Shareholder Accounts; Share Certificates"). Each New Fund shareholder account shall represent the respective pro-rata number of the shares of the New Fund due to such Fund Shareholder. Fractional shares will be rounded to the third decimal place.

  Accordingly, every Fund Shareholder will own shares of the New Fund immediately after the Reorganization, the value of which New Fund shares will be equal to the value of the shareholder's Fund Shares immediately prior to the Reorganization. Moreover, because shares of the New Fund will be issued at net asset value in exchange for the net assets of the Fund that will equal the aggregate value of those New Fund shares, the net asset value per share of the New Fund will be unchanged from the net asset value per share of the Fund. Thus, the Reorganization will not result in a dilution of any Fund Shareholder account.

  Any transfer taxes payable upon issuance of shares of the New Fund in a name other than the registered holder of the shares on the books of the Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of the Fund will continue to be the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund is liquidated.

  The initial shareholder of the New Fund has approved both the Trustees and the New Advisory Agreement between MMA and the New Fund, a copy of which New Advisory Agreement is attached hereto as Exhibit B. The Trustees and the New Advisory Agreement are described more fully below. The approval of the Plan by the Fund Shareholders also will be deemed to constitute the approval and ratification by the Fund
  Shareholders  of  both  the  Trustees   and  the  New  Advisory
  Agreement. The aggregate contractual rate chargeable for investment advisory services rendered to the New Fund, and all other terms and conditions of the New Advisory Agreement, will be the same as under the Current Advisory Agreement.

  The consummation of the proposed transactions contemplated by the Reorganization is subject to a number of conditions set forth in the Plan, some of which conditions may be waived by the Board and/or the New Board, and/or by an authorized officer of the Fund and/or the New Fund, as appropriate.
  Among the more significant conditions, which may not be waived, are: (i) the receipt by the Fund and the New Fund of an opinion of counsel to the Fund and the New Fund (or a revenue ruling of the U.S. Internal Revenue Service) as to certain Federal income tax aspects of the Reorganization (see "Federal Income Tax Consequences"); and (ii) approval of the Plan by the affirmative vote of the holders of a majority of the outstanding Fund Shares. The Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the Fund Shareholders, prior to the Closing Date, by mutual consent of the Fund and the New Fund. In addition, the Plan may be amended in any mutually-agreeable manner, except that no amendment may be made to the Plan subsequent to the Meeting of the Fund Shareholders that detrimentally would affect the value of the shares of the New Fund to be distributed.

  Costs and Expenses of the Reorganization

  The Plan provides that MMA will bear all costs and expenses of the Reorganization, including professional fees and the costs of the Meeting, such as the preparation and mailing of the notice, this Proxy Statement and the proxy, and the solicitation of proxies, which may include reimbursement to broker-dealers and others who forward proxy materials to their clients. It is presently estimated that the aggregate costs and expenses of the Reorganization will be approximately $45,000.

  Continuation of Shareholder Accounts; Share Certificates

  As a result of the proposed transactions contemplated by the Reorganization, each Fund Shareholder will cease to be a shareholder of the Fund and will receive that number of full and fractional shares of the New Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's Fund Shares as of the close of business on the date next preceding the Closing Date of the Reorganization.

  The New Fund will establish accounts for all Fund Shareholders containing the appropriate number of New Fund shares. Such accounts will be identical in all respects to the accounts currently maintained by the Fund for each Fund Shareholder. Acceptance of shares of the New Fund by a Fund Shareholder will be deemed to be authorization of the New Fund and its agents to establish, with respect to the New Fund, all of the account options, including telephone redemptions, if any, and dividend and distribution options, as have been established for the Fund Shareholder's Fund account. Fund Shareholders who are receiving payments under an Automatic Withdrawal Plan, with respect to Fund Shares, will retain the same rights and privileges as to New Fund shares under such an Automatic Withdrawal Plan after the Reorganization. Similarly, no further action will be necessary in order to continue any retirement plan currently maintained by a Fund Shareholder, with respect to New Fund shares.

  As a  Delaware  business  trust,  the  New  Fund  will  not  be required to issue certificates evidencing ownership of New Fund shares, and the New Fund presently intends not to issue share certificates. Fund Shareholders to whom certificates have been issued are required to surrender their certificates in order to redeem shares of the New Fund.

  No sales charge will be imposed in connection with the issuance of shares of the New Fund to the Fund Shareholders pursuant to the Reorganization.

  Form of Organization of the New Fund

  The New Fund is an unincorporated voluntary association organized under the laws of the State of Delaware as a business trust pursuant to a Declaration of Trust, dated January 25, 1996. The operations of the New Fund are governed by this Declaration of Trust, by the New Fund's Bylaws, and by Delaware law. The Fund, on the other hand, is a Maryland corporation and its operations are governed by its Articles of Incorporation, its Bylaws, and Maryland law (see "Reasons For the Proposed Reorganization; Favorable Form of Organization"). Both the New Fund and the Fund are subject to the provisions of the 1940 Act, and the rules and regulations of the

  Securities and Exchange Commission (the "Commission") thereunder, and each is or will be registered as an open-end, management investment company under the 1940 Act. The New Fund's Declaration of Trust provides that the New Fund may issue its shares in series, with each series representing a separately-managed investment portfolio of securities. The New Fund currently has one series of shares outstanding and presently does not intend to organize other separate investment fund series. The Fund is not currently authorized under the Fund Articles to issue its shares in series.

  As discussed below under "Reasons For the Proposed Reorganization," organizing an investment company in the form of a Delaware business trust offers numerous advantages, including operational simplicity and limited liability of shareholders, and is an attractive venue for the organization of investment companies, in particular because the Delaware business trust incorporates many of the protections and advantages of the traditional Delaware corporation structure, while specifically addressing the needs and goals of investment companies under the 1940 Act.

  Investment Objective and Policies of the New Fund

  The New Fund will have an investment objective, policies, and restrictions that are identical to those of the Fund.

  The sole objective of the New Fund is to provide investors with maximum current income to the extent that such investment is consistent with safety of principal. To achieve this objective, the New Fund will invest in marketable debt securities issued by the United States Government, including U.S. Treasury bills, U.S. Treasury notes, and U.S. Treasury bonds that mature within one year, and also may invest in other short-term securities issued by the U.S. Government, its agencies and instrumentalities (collectively, "U.S. Government Securities"). Accordingly, the New Fund may invest in short-term notes of the Federal National Mortgage Association, Federal Home Loan Banks, and the Federal Farm Credit Agencies. In addition, the New Fund also may invest in bonds, debentures, and notes of these issuers and other Federal agencies and instrumentalities that mature within one year. The New Fund also may invest in repurchase agreements secured by U.S. Government Securities. All of the New Fund's assets will consist of securities maturing within one year of purchase, and the dollar-weighted average maturity of the New Fund will not exceed 90 days. The New Fund will value its investment securities at amortized costs and will seek to maintain a constant net asset value of $1.00 per share.

  The New Fund may not borrow money, except that the New Fund, as a temporary measure, may borrow money to facilitate redemptions. Such a borrowing may be in an amount not to exceed 30% of the New Fund's total assets, taken at current value before such borrowing. The New Fund may borrow only to accommodate requests for redemption of shares of the New Fund while effecting an orderly liquidation of portfolio securities.

  Reasons For The Proposed Reorganization

  1. Favorable Form of Organization. The Board and the New Board have concluded that the organizational form of a Delaware business trust is advantageous over the current form of the Fund, a Maryland corporation, for, among others, the following reasons. In order to organize a Delaware business trust, no Delaware resident trustee, registered agent, or principal Delaware office is required. Delaware business trusts also need not file annual reports, may make changes in their manner of doing business without making any filing with the State of Delaware, are not required to hold annual shareholder meetings, and are not subject to any Delaware state franchise taxes or any other state taxes. In addition, the Delaware Business Trust Act provides that Delaware business trusts may provide not only for very broad limitations on shareholder and trustee liability, but also for indemnification out of the trust property of any shareholder held personally liable for the obligations of the trust. In addition, a Delaware business trust, subject to certain limitations imposed by the 1940 Act, has the power to indemnify and to hold harmless any trustee or beneficial owner or other person from and against all claims and demands. Delaware business trusts also may create additional new series by resolution of the trustees without any vote or approval of the trustees or shareholders and without making any filing with the State of Delaware. Moreover, a Delaware business trust registered under the 1940 Act which has created one or more series may protect individual series from the debts and liabilities of other series. The governing instrument for a Delaware business trust may: (i) provide authority for certain actions, such as incorporating the trust, merging or consolidating the trust, or changing the trust's domicile, without any vote or approval of the trustees or shareholders; and (ii) permit improved procedures for shareholder voting (permitting, for example, shareholders to vote their proxies by telephone, thereby reducing costs). Such advantages in certain respects may be limited by the Federal securities laws. The Board is proposing the Reorganization, in part, in order to provide greater operational, administrative, and marketing flexibility which is afforded by a Delaware business trust organizational form.

  2. No Dilution of Fund Shareholder Interests. The Board and the New Board further believe that, by reorganizing and redomiciling the Fund into a Delaware business trust, the investment needs and goals of the Fund Shareholders will be better served and protected. The essential aspect of the Reorganization, though, is that the interest of a Fund Shareholder in the New Fund would be virtually identical to that shareholder's interest in the Fund; the Reorganization would have no material impact on the economic interests of the Fund Shareholders. The Board, including a majority of the Independent Directors, determined that the interests of the Fund Shareholders will not be diluted as a result of the proposed transactions, and that the proposed transactions contemplated by the Reorganization are in the best interests of the Fund Shareholders. The proposed Reorganization was recommended to the Board by MMA, the Fund's investment adviser, and was considered and approved by the Board, including a majority of the Fund's Independent Directors, at a Board meeting held on July 27, 1995. A condition precedent to the Reorganization will be the receipt by both the Fund and the New Fund of an opinion of counsel to the effect that the Reorganization will not result in the recognition of any gain or loss for Federal income tax purposes to the Fund or the New Fund or to the Fund Shareholders or the shareholders of the New Fund.

  3.    General  Factors.    The  Board  based  its  decision  to
  recommend the proposed Reorganization, and the transactions contemplated thereby, to the Fund Shareholders on a number of additional factors, including the following:

       1. the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of Fund shareholder interests;

       2.   the future  prospects of  the Fund  and the  New
            Fund both under circumstances where the Fund and the New Fund are not reorganized and if the Reorganization is effected;

       3. the compatibility of the investment objectives, policies, and restrictions of the Fund and the New Fund;

       4. service features available to shareholders in the respective Fund and the New Fund;

       5. the costs to be incurred by the Fund and the New Fund as a result of the Reorganization;

       6. the tax-free nature and consequences of the Reorganization; and

       7.   alternatives to the Reorganization.

  Operations of the New Fund Following the Reorganization

  Subject to the provisions of the New Fund's Declaration of Trust, the business of the New Fund is managed by its Board of Trustees, which Trustees have all powers necessary and appropriate to carry out that responsibility. The responsibilities, powers, and fiduciary duties of the Trustees of the New Fund are substantially similar to those of the Directors of the Fund. As discussed above, MMA will serve as the investment adviser to the New Fund, pursuant to the New Advisory Agreement, which is substantially identical to the Current Advisory Agreement between MMA and the Fund. Rushmore Trust and Savings, FSB (the "Servicer"), a majority-owned subsidiary of MMA, will provide the New Fund with shareholder servicing, transfer agent, dividend-disbursing, custodian, and administrative services, pursuant to an administrative services agreement, which is substantially identical to the current administrative services agreement between the Servicer and the Fund. Daniel L. O'Connor, the Chairman of the Board of Directors, the Treasurer, and a Director of the Fund, is the general partner of MMA; Mr. O'Connor owns approximately 33.3% of MMA. Richard J. Garvey, the President and a Director of the Fund, is a limited partner of MMA; Mr. Garvey owns approximately 16.7% of MMA.

  Set forth below is certain information regarding the Trustees and the officers of the New Fund (the "Officers"), including each such Trustee's and Officer's position with the Trust, if any, principal occupation for the past five years, age, and the number of shares of the Fund beneficially owned by such Trustee or Officer. None of the Trustees or Officers of the New Fund owns any of the outstanding shares of beneficial interest in the New Fund. Unless noted otherwise, each Trustee and Officer has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

  The approval by the Fund Shareholders of the Plan under this Proposal One will be deemed to constitute the election by the Fund Shareholders of the Trustees.


   Trustee/    Principal Occupation or Employment       Position
   Officer     During the Past Five Years (and          With the
   (Age)       Address)                                 Trust











   Daniel L.   Chairman of the Board of Directors and   Chairman
   O'Connor    Treasurer of the Fund; President of the  of the
   (53)*       Fund, 1974 to 1981.  General Partner of  Board of
               Money Management Associates, a           Trustees
               registered investment adviser and the    and
               adviser to the Fund.  Address: 1001      Treasurer
               Grand Isle Way, Palm Beach Gardens,
               Florida  33418.

   Richard J.  President and Director of the Fund;      President
   Garvey      Executive Vice President of the Fund,    and
   (62)*       1974 to 1981.  Limited Partner of MMA.   Trustee
               Address: 4922 Fairmont Avenue,
               Bethesda, Maryland 20814.
   Bruce C.    Director of the Fund.  Vice President,   Trustee
   Ellis (51)  LottoFone, Inc., a telephone state
               lottery service, since 1991.  Vice
               President, Shoppers' Express, Inc.,
               1986-1992.  Address:  7108 Heathwood
               Court, Bethesda, Maryland  20817.

   Jeffrey R.  Director of the Fund.  Vice President    Trustee
   Ellis (51)  of LottoFone, a telephone lottery
               system, since 1993.  Vice President
               Shoppers Express, Inc. through 1992.
               Address: 513 Kerry Lane, Virginia
               Beach, Virginia  23451.

   Rita A.     Director of the Fund; Limited Partner    Trustee
   Gardner     of MMA.  Address: 4922 Fairmont Avenue,
   (52)*       Bethesda, Maryland 20814.
   Michael D.  Director of the Fund.  Vice President,   Trustee
   Lange (54)  Capital Hill Management Corporation
               since 1967.  Owner of Michael D. Lange,
               Ltd., a builder and developer since
               1980.  Partner of Greatfull Falls, a
               building developer, since 1994.
               Address: 7521 Pepperell Drive,
               Bethesda, Maryland  20817.

   Patrick F.  Director of the Fund.  Chairman and      Trustee
   Noonan      Chief Executive Officer of the
   (53)        Conservation Fund since 1986. Vice
               Chairman, American Farmland Trust and
               Trustee, American Conservation
               Association since 1985.  President,
               Conservation Resources, Inc. since
               1981.  Address: 11901 Glen Mill Drive,
               Potomac, Maryland  20854.










   Leo         Director of the Fund. Retired.           Trustee
   Seybold     Address: 5804 Rockmere Drive, Bethesda,
   (82)        Maryland  20816.

   Martin M.   Vice President of the Fund, 1974 to      Vice
   O'Connor    present.  Limited Partner of MMA, 1979   President
   (51)*       to present.  Address: 4922 Fairmont
               Avenue, Bethesda, Maryland 20814.
   John R.     Vice President of the Fund, 1978 to      Vice
   Cralle      present.  Limited Partner of MMA, 1979   President
   (56)*       to present.  Address: 4922 Fairmont
               Avenue, Bethesda, Maryland 20814.

   Timothy N.  Vice President and Controller.  Audit    Vice
   Coakley,    Manager Deloitte & Touche LLP until      President
   CPA (28)*   1994.  Address: 4922 Fairmont Avenue,    and
               Bethesda, Maryland 20814.                Controller

   Stephenie   Secretary of the Fund, 1995 to present.  Secretary
   E. Adams    Director of Marketing, Rushmore
   (26)*       Services, Inc., 1994 to present;
               Regional Sales Coordinator, Media
               General Cable, 1993 to 1994; Graduate
               Student, Northwestern University, M.S.,
               1991 to 1992; Student, Stephens
               College, Columbia, Missouri, B.S., 1987
               to 1991.  Address: 4922 Fairmont
               Avenue, Bethesda, Maryland 20814.
  _________________________


  * These Trustees and officers are deemed to be "interested persons" of the Trust, within the meaning of Section
       2(a)(19) of the 1940 Act, inasmuch as they are affiliated with MMA and/or the Fund, as described herein.


  The executive officers and "interested" Trustees of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act, will receive no direct remuneration from the New Fund. Such executive officers and "interested" Trustees of the New Fund will receive remuneration from MMA and its affiliates. Trustees who are not "interested persons" of the New Fund will be compensated by the New Fund on the basis of $750 for attendance at each meeting of the New Board, as well as reimbursed for reasonable expenses incurred in attending any New Board meeting.

  The policies of the New Fund regarding the purchase of shares of the New Fund are the same as the current policies of the Fund regarding the purchase of Fund Shares. Accordingly, shares of the New Fund will be available at the public offering price through the New Fund directly or through broker-dealers who have sales agreements with the Trust. Generally, the minimum initial investment in the New Fund will be $2,500. The New Fund, at its discretion, may accept lesser amounts in certain limited circumstances. Retirement accounts may be opened with a $500 minimum investment. The shares of the New Fund will be offered at the daily public offering price, which is the net asset value per share next computed after receipt of the investor's order. There will be no minimum amount for subsequent investments. Shares of the New Fund will not be sold subject to any sales charge.

  The exchange privileges of the New Fund regarding exchanges of shares of the New Fund are the same as the current exchange privileges of the Fund regarding exchanges of Fund Shares. Accordingly, shares of the New Fund will be able to be exchanged, at no charge, for shares of any investment portfolio series of The Rushmore Fund, Inc., for shares of any investment portfolio series of the Cappiello-Rushmore Trust, for shares of the American Gas Index Fund, and for shares of the Fund For Tax-Free Investors, Inc. (such funds collectively referred to as the "Eligible Rushmore Funds"), on the basis of the respective net asset values of the New Fund and Eligible Rushmore Fund shares involved. This exchange privilege is available only in states where the exchange legally may be made.

  As currently is the policy of the Fund, the New Fund also may impose a charge of $5 per month for any account whose average daily balance is below $500 due to redemptions. This low balance account fee will continue to be imposed during the months when the account balance remains below $500. Because of the administrative expense of handling small accounts, the New Fund, as also currently is the policy of the Fund, will reserve the right to redeem involuntarily an investor's account (other than a retirement account) which falls below $500 in total value, and also to redeem involuntarily an investor's retirement account which falls below $500 in total value, in the New Fund due to redemptions or exchanges after providing sixty days written notice to the investor.

  Currently, it is the Fund's policy (i) to declare dividends to Fund Shareholders from the net investment income of the Fund on a daily basis, which net investment income consists of all interest income accrued and discount earned, plus or minus any realized gains or losses, less estimated expenses of the Fund (the Fund does not expect to realize any long-term capital gains), and (ii) to pay such dividends on a monthly basis. The New Fund will have the same policy.

  The Proposed Investment Advisory Agreement

  Ratification of the New Advisory Agreement. The approval by the Fund Shareholders of the Plan, as described in this
  Proposal One, will be deemed to be the approval and ratification by the Fund Shareholders of the New Advisory Agreement. The New Advisory Agreement, a copy of which agreement is attached hereto as Exhibit B, provides that MMA, whose principal location is 1001 Grand Isle Way, Palm Beach Gardens, Florida 33418. (MMA's toll-free telephone number is
  (800) 343-3355)), will serve as the investment adviser to the New Fund. Under the New Advisory Agreement, MMA will manage the investment and reinvestment of the assets of the New Fund, in accordance with the New Fund's investment objective, policies, and restrictions, subject to the general supervision and control of the Officers of the New Fund and the New Board. MMA currently provides investment advisory services to the Fund pursuant to the Current Advisory Agreement, dated December 2, 1974, which agreement, as described below, is substantially identical to the New Advisory Agreement. The rate of fees for the fees to be paid by the New Fund to MMA under the New Advisory Agreement is the same as the rate of fees for the fees that currently are paid by the Fund to MMA under the Current Advisory Agreement. MMA was formed under the laws of the District of Columbia as a partnership on August 15, 1974, and MMA's primary business since inception has been to provide investment advice and management services to mutual funds, including the Fund, for whom MMA has served as the investment adviser since the commencement of the Fund's operations in 1974.

  A copy of the audited balance sheet of MMA, as of December 31, 1994, which has been prepared by independent certified public accountants, is attached hereto as Exhibit C.

  Consideration By the Fund's Board of Directors. The New Advisory Agreement was approved both by a vote of the Directors of the Fund, including a majority of the Fund's Independent Directors, who met to review the terms of the New Advisory Agreement, at the Board meeting held on July 27, 1995, and by a vote of the Trustees of the New Fund, including a majority of the New Fund's Independent Trustees, who met to review the terms of the New Advisory Agreement, at the New Board meeting held on January 25, 1996. The New Board at this January 25, 1996 meeting also recommended that the Fund Shareholders approve and ratify the New Advisory Agreement by approving the Plan at the meeting. The New Advisory Agreement, if so approved and ratified by the Fund Shareholders at the Meeting, will continue in effect for two years and thereafter from year to year only so long as the agreement's continuance is specifically approved at least annually by the vote of a majority of the members of the New Fund's Board of Trustees, including the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement may be terminated, without penalty, on sixty days' prior written notice by the New Board, by the vote of the holders of a majority of the New Fund's outstanding voting securities, or by MMA, and automatically terminates in the event of the agreement's assignment.

  In approving the New Advisory Agreement, the Board, including the Independent Directors of the Fund, and the New Board,
  including the Independent Trustees of the New Fund, considering the best interests of the Fund Shareholders, took into account all the factors the Directors of the Fund and the Trustees of the New Fund, respectively, deemed relevant. Among such factors were the nature, quality, and extent of the services which will be furnished by MMA to the New Fund; the necessity of MMA maintaining its ability to retain and attract capable personnel to serve the New Fund; the investment record of MMA's principals; possible economies of scale; MMA's potential profitability from serving the New Fund before marketing expenses paid by MMA; comparative data as to investment performance, advisory fees, and expense ratios; the risks to be assumed by MMA; possible benefits to MMA from serving as investment adviser to the New Fund; the special expertise, background, and financial resources of MMA, and the appropriate incentives (e.g., fees) to assure that MMA will furnish high quality services to the New Fund; and various other factors.

  Description of Current and New Advisory Agreements. Pursuant to the Current Advisory Agreement between MMA and the Fund, MMA provides the Fund with investment research, advice, and supervision and also will furnish continuously an investment program and determine what securities shall be purchased, held, or sold and what portion of the Fund's assets shall be held uninvested, subject to such policies and instructions as the Directors of the Fund may determine. Under the Current Advisory Agreement, the Fund pays a fee to MMA based, on an annual basis, on the Fund's daily average net assets as follows:

       0.50% of the first $500 million in net assets;
       0.45% of the next $250 million in net assets;
       0.40% of the next $250 million in net assets; and 0.35% of the net assets over $1 billion

  Under the Current Advisory Agreement, MMA reimburses the Fund for expenses which exceed 1.00% of the Fund's average daily net assets per annum. Such reimbursable expenses include the investment management fee, but exclude interest and extraordinary legal expenses. Normal expenses which are borne by the Fund include, but are not limited to, taxes, corporate fees, Federal and state registration fees, interest expenses

  (if any), office expenses, custodian charges, the expenses of shareholders' and directors' meetings, data processing, preparation, printing, and distribution of all reports and proxy materials, legal services rendered to the Fund, compensation for those directors who do not serve as employees of MMA, insurance coverage for the Fund and its Directors and officers, and its membership in trade associations. MMA pays the costs of office space and may make payments, from its own resources, including profits and advisory fees received from the Fund, provided such fees are legitimate and not excessive, to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund Shares.

  Pursuant to the New Advisory Agreement between MMA and the New Fund, MMA will provide the New Fund with investment research, advice, and supervision and also will furnish continuously an investment program and determine what securities shall be purchased, held, or sold and what portion of the New Fund's assets shall be held uninvested, subject to such policies and instructions as the Trustees may determine. In connection with the investment and reinvestment of the assets of the New Fund, MMA will be authorized, on behalf of the New Fund, to place orders for the execution of the New Fund portfolio transactions in accordance with the investment policies of the New Fund. Under the New Advisory Agreement, the New Fund will pay a monthly investment management fee to MMA based, on an estimated annual basis, on the New Fund's daily average net assets as follows:

       0.50% of the first $500 million in net assets;
       0.45% of the next $250 million in net assets;
       0.40% of the next $250 million in net assets; and 0.35% of the net assets over $1 billion

  Under the New Advisory Agreement, MMA will reimburse the New Fund for expenses which exceed 1.00% of the New Fund's average daily net assets per annum. The New Advisory Agreement provides that MMA: (i) pays all expenses in connection with the management of the investment and reinvestment of the portfolio assets of the New Fund, except that the New Fund pays all broker's commissions and transfer taxes chargeable to the New Fund in connection with securities transactions to which the New Fund is a party; (ii) pays the compensation and expenses of all Trustees and Officers of the New Fund who are "affiliated persons" of MMA, as defined in the 1940 Act; (iii) makes available, without expense to the New Fund, the services of such of its Officers and employees as may be duly-elected Officers or Trustees of the New Fund, subject to their individual consent to serve and to any limitations imposed by law; (iv) pays the New Fund's office rent; and (v) provides investment advisory, research, and statistical facilities, and all clerical services relating to research, statistical, and investment work. These provisions are substantially identical to those currently in effect under the Current Advisory Agreement.

  In determining whether or not it was appropriate to approve the New Advisory Agreement, and to recommend approval to Fund Shareholders, the Board and the New Board considered various matters, evaluated extensive data, and considered such factors as the Board and the New Board deemed reasonably necessary, including: (i) the nature, quality, and extent of the services rendered and the results anticipated to be achieved by MMA in the areas of investment performance; (ii) the payments received by MMA and its affiliates from all sources involving the Fund; (iii) financial, personnel, and structural information as to the MMA organization, including the costs borne by, and the profitability of, MMA in providing services of all types to the New Fund; (iv) a comparison of the fees currently paid by the Fund to MMA under the Current Advisory Agreement with the fees that would be paid to MMA under the New Advisory Agreement; (v) information concerning the New Fund's expense ratios on both an existing and a pro forma basis; (vi) competitive industry fee structures and expense ratios (with respect to fees charged by other investment advisers that manage funds with similar investment objectives and policies); (vii) the organizational capabilities and financial condition of MMA; and (viii) the terms of the New Advisory Agreement.

  The New Administrative Services Agreement. Rushmore Trust and Savings, FSB (the "Servicer"), 4922 Fairmont Avenue,
  Bethesda, Maryland 20814, a majority-owned subsidiary of MMA, will provide transfer agent, shareholder servicing, dividend distribution, and other administrative services to the New Fund pursuant to a separate administrative services agreement between the New Fund and the Servicer, dated March 1, 1996, and subject to the general supervision and control of the New Board and the Officers of the New Fund. The Servicer currently provides administrative services to the Fund pursuant to an administrative services agreement, dated September 1, 1993, that is substantially identical to the new administrative services agreement between the New Fund and the Servicer. The rate of fees for the fees to be paid by the New Fund to the Servicer under the new administrative services agreement between the New Fund and the Servicer is the same as the rate of fees for the fees that currently are paid by the Fund to the Servicer under the current administrative services agreement between the New Fund and the Servicer.

  Under the new administrative services agreement, the New Fund will pay a monthly service fee to the Servicer equal on an estimated annual basis to 0.25% of the New Fund's daily average net assets. Pursuant to this agreement, the Servicer will maintain the shareholder account records for the New Fund, distribute dividends and distributions payable by the New Fund, and produce statements with respect to account activity for the New Fund and its shareholders. The Servicer also will prepare and file various state registration statements required of the New Fund. Except for extraordinary legal expenses or interest expense and expenses paid by MMA, the Servicer will pay all expenses of the New Fund. These provisions are substantially identical to those currently provided for under the current administrative services agreement between the Fund and the Servicer.

  Annual Fund Operating  Expenses.    A table  comparing the  New
  Fund's expected annual fund operating expenses and the Fund's annual fund operating expenses is provided below.

       Annual  Fund  Operating  Expenses  (as   a  percentage  of
  average net assets)

                                     The New Fund      The Fund


       Management Fees                    0.50%          0.50%

       Administrative Fees                0.25%          0.25%

       12b-1 Fees (Distribution Fees)     None           None

       Other Expenses                     None           None

       Total Fund Operating Expenses      0.75%          0.75%






  Portfolio Transactions and Brokerage Commissions

  In connection with the investment and reinvestment of the New Fund's assets, MMA will be authorized on behalf of the New
  Fund to place orders for the execution of the New Fund's portfolio transactions in accordance with the applicable investment policies of the New Fund. As described below, decisions as to the assignment of portfolio business for the New Fund will be made by MMA, whose policy is to obtain the "best execution" of all portfolio transactions.

  Subject to the general supervision by the New Board, MMA will be responsible for decisions to buy and sell securities for the New Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of portfolio securities of the New Fund normally will be transacted through issuers, underwriters, or major dealers in U.S. Government securities acting as principals. Such transactions will be made on a net basis and will not involve payment of brokerage commissions. The cost of securities to be purchased from an underwriter usually will include a commission to be paid by the issuer to the underwriters; transactions with dealers normally will reflect the spread between bid and asked prices.

  MMA may serve as the investment adviser to a number of clients, including other investment companies. It will be the practice of MMA to cause purchase and sale transactions to be allocated among the New Fund and others whose assets MMA manages in such manner as MMA deems equitable. In making such allocations among the New Fund and other client accounts, the main factors that will be considered by MMA will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the portfolios of the New Fund and other client accounts. The policy of the New Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable and best prices and efficient executions for all of its securities transactions.

  Description of Securities To Be Issued

  General. The shares of the New Fund represent shares of beneficial interest in the New Fund, which is an open-end management investment company. The New Fund was organized as a Delaware business trust on January 25, 1996. The New Fund's capital consists of an unlimited number of authorized shares of beneficial interest in the New Fund, which shares have no par value, and which shares may be issued in separate classes. As noted above, the New Fund currently has one series of shares outstanding and presently does not intend to organize other separate investment fund series (though other separate classes may be added in the future). The Fund is not currently authorized under the Fund Articles to issue its shares in series.

  Voting Rights. Each share of the New Fund represents an equal proportionate interest in the New Fund with each other share, and each share is entitled to equal voting, dividend, liquidation, and redemption rights. Shares of the New Fund entitle their holders to one vote for each full share held and a proportionate vote for each fraction of a share held. The New Fund's Declaration of Trust provides that shareholders of the New Fund shall be entitled to vote only on the following matters:

       1.   for the initial election of Trustees;

       2.   for the removal of Trustees;

       3. with respect to any investment advisory or management contract entered into by the New Fund to the extent that New Fund shareholder approval is required by the 1940 Act, as provided for in the New Fund's Declaration of Trust; and

       4. with respect to such additional matters relating to the New Fund as may be required by law, the New Fund's Declaration of Trust or Bylaws, any registration of the New Fund under the 1940 Act with the Commission, or as the Trustees may consider necessary or desirable.

  The New Fund's Declaration of Trust provides that, with respect to any matter submitted to a vote of the shareholders of the New Fund, all New Fund shares entitled to vote, irrespective of series, shall be voted by series except where it is required by the 1940 Act that shareholders of all series vote as a single class and except that, if any matter does not affect the interests of a particular series, only New Fund shareholders of the affected series shall be entitled to vote thereon. For example, a change in a fundamental investment policy for one series of the New Fund would be voted upon only by shareholders of that series of the New Fund. Rule 18f-2 under the 1940 Act further provides that the interests of a particular series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not effect any interest of such series, but provides that shares of all series would vote together in the election of trustees, selection of accountants, and approval of underwriting agreements. The shares of the New Fund have noncumulative voting rights, do not have preemptive or subscription rights, and are freely transferable.

  Meetings. Under the Delaware Business Trust Act, a registered investment company, including a Delaware business trust, is not required to hold an annual shareholders' meeting if the 1940 Act does not require such a meeting. Pursuant to the terms of the New Fund's Declaration of Trust, no annual or special meetings of the shareholders of the New Fund are required. Therefore, there ordinarily will be no New Fund shareholder meetings unless required by the 1940 Act.

  Under the New Fund's Declaration of Trust, any Trustee may be removed with or without cause at any time: (i) by written instrument, signed by at least two-thirds of the number of Trustees in office immediately prior to such removal and specifying the date upon which such removal shall become effective; or (ii) by vote of shareholders of the New Fund holding not less than two-thirds of the shares of the New Fund then outstanding, cast in person or by proxy at any meeting called for that purpose. Holders of 10% or more of the outstanding shares of the New Fund can require Trustees to call a meeting of New Fund shareholders for purposes of voting upon the question of the removal of one or more Trustees and will assist in communications with other New Fund shareholders as required by Section 16(c) of the 1940 Act.

  Shareholder Liability. Under the Delaware Business Trust Act, shareholders of a Delaware business trust, except to the extent otherwise provided in the trust's governing instrument, are entitled to the same limitation of personal liability extended to shareholders of private, for-profit corporations. The New Fund's Declaration of Trust expressly disclaims shareholder liability for acts or obligations of the shareholder's trust. The Declaration of Trust further provides for indemnification, out of the property of the New Fund series with respect to which such shareholder's shares are issued, for all losses and expenses of any shareholder held personally liable for the obligations of the New Fund by reason of being or having been a shareholder.

  Rights of Inspection. Shareholders of the New Fund generally have the same rights, under the Delaware General Corporation Law, to inspect the records, accounts, and books of the New Fund as are permitted, under the Maryland General Corporation Law, to shareholders of the Fund. Currently, each shareholder of a Maryland corporation and each shareholder of a Delaware business trust is permitted to inspect the records, accounts, and books of a corporation for any legitimate business purpose.

  Liability and Indemnification of Trustees. Under the terms of the New Fund's Declaration of Trust, a Trustee will be personally liable only for the Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee, and a Trustee shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust of the New Fund provides that Trustees and Officers of the New Fund will be indemnified for the expenses of litigation against such Trustees and Officers unless it is determined that the person did not act in good faith in the reasonable belief that the person's action was in or not opposed to the best interests of the New Fund or if the person's conduct is determined to constitute willful misfeasance, bad faith, gross negligence, or reckless disregard of that person's duties. The New Fund also may advance money for these expenses provided that the Trustee or Officer undertakes to repay the New Fund if this person's conduct later is determined to preclude indemnification. These liability and indemnification provisions are substantially identical to those currently in effect with respect to the Directors and officers of the Fund.

  Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to the Trustees and Officers, the New Fund has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. If a claim for indemnification against such liabilities under the 1933 Act (other than for expenses incurred in a successful defense) is asserted against the Trust by the Trustees or Officers in connection with the New Fund shares, the New Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by the New Fund is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

  The foregoing description is only a summary of (i) certain characteristics of the securities of the New Fund to be issued pursuant to the proposed Reorganization, (ii) the operations of the New Fund and certain provisions of the New Fund's Declaration of Trust, and (iii) certain provisions of Maryland and Delaware law. The foregoing does not purport to be a complete description of the New Fund securities nor of the documents or laws cited, and is qualified in all respects by reference to the provisions of Maryland and Delaware law and the New Fund's Declaration of Trust, itself. Fund Shareholders should refer to the provisions of Maryland and Delaware law directly for a more thorough description. A copy of the New Fund's Declaration of Trust will be provided upon request and without charge to any holder of Fund Shares entitled to vote at the Meeting. The New Fund's Declaration of Trust provides that each New Fund shareholder, by virtue of having become a New Fund shareholder, will be held to have expressly assented and agreed to the terms of the New Fund's Declaration of Trust and to have become a party thereto.

  Federal Income Tax Consequences

  The Fund and the New Fund will receive, as a condition to the Reorganization, an opinion from Jorden Burt Berenson & Johnson
   LLP, counsel to the Fund and the New Fund, to the effect, for Federal income tax purposes, that:

       1. the proposed Reorganization and the transactions contemplated thereby, as described herein, will constitute a tax-free "reorganization" within the meaning of Section 368(a)(1)(F) of the U.S. Internal Revenue Code of 1986, as amended;

       2. no gain or loss generally will be recognized to the Fund upon the transfer of the Fund's assets to the New Fund in exchange solely for shares of beneficial interest in the New Fund and the assumption by the New Fund of the Fund's liabilities and the subsequent distribution of those New Fund shares to the Fund Shareholders of record in liquidation thereof;

       3. no gain or loss will be recognized to the New Fund upon the receipt of those Fund assets in exchange solely for shares of beneficial interest in the New Fund and the assumption by the New Fund of the Fund's liabilities;

       4. the New Fund's basis for those Fund assets transferred by the Fund to the New Fund will be the same as the basis thereof in the Fund's hands immediately before the Reorganization, and the New Fund's holding period for those assets will include the Fund's holding period therefor;

       5. each Fund Shareholder of record will recognize no gain or loss upon the constructive exchange of all such shareholder's Fund Shares solely for shares of the New Fund pursuant to the Reorganization;

       6. each such Fund Shareholder's basis for the shares of the New Fund to be received by the Fund Shareholder pursuant to the Reorganization will be the same as the shareholder's basis in the Fund Shares to be constructively surrendered in exchange therefor; and

       7. each such Fund Shareholder's holding period for those shares of the New Fund will include the period during which the Fund Shares to be constructively surrendered in exchange therefor were held, provided the Fund Shares were held as capital assets by that Fund Shareholder on the date of the Reorganization.

  A revenue ruling of the U.S. Internal Revenue Service will not be obtained by the New Fund or the Fund.

  Pro Forma Capitalization and Ratios

  The following table shows the capitalization of the Fund and the New Fund separately as of December 31, 1995, and combined in the aggregate on a pro forma basis (unaudited), as of that date, giving effect to the Reorganization:

                                                         Pro Forma
                           Fund           New Fund       Combined


  Net Assets:              $577,194,431     $ 0          $577,194,431

  Net Asset Value ("NAV")
    Per Share:             $1.00            $ 0          $1.00

  Shares Outstanding:      577,194,431        0          577,194,431


  The following table shows the ratio of expenses to average net assets and the ratio of net investment income to average net assets of the Fund and the New Fund separately for the one-year period ended December 31, 1995, and combined in the aggregate on a pro forma basis (unaudited), as of that date, giving effect to the Reorganization:



                                                         Pro Forma
                              Fund        New Fund       Combined

  Ratio of Expenses to       0.74%           0%          0.74%
    Average Net Assets

  Ratio of Net Investment
    Income to Average
    Net Assets               4.93%           0%          4.93%









  Cessation of Existence

  If the  Plan  is approved  by  the  Fund Shareholders  and  the
  Reorganization  is  completed,  the Fund,  as  described above,
  thereafter   will   cease   to   exist   (see   "The   Proposed
  Reorganization").

  Transfer Agent and Depository

  Rushmore Trust and Savings, FSB, 4922 Fairmont Avenue, Bethesda, Maryland 20814, a majority-owned subsidiary of MMA, currently acts as the transfer agent and depository for the Fund and also will serve in the same capacities for the New Fund.

  Accountants

  Deloitte & Touche LLP, Washington, D. C., presently are the independent certified public accountants for the Fund and will be the independent certified public accountants for the New Fund, subject to required approvals. The approval by the Fund Shareholders of the Plan also will be deemed to constitute the ratification by the Fund Shareholders of Deloitte & Touche LLP as the independent certified public accountants for the New Fund.

  Board Recommendation

  The Board, including a majority of the Fund's Independent Directors, has concluded, after due consideration of the direct and indirect costs of the transactions contemplated by the proposed Reorganization and all other factors and information deemed by the Board to be relevant, that the Reorganization would be in the best interests of the Fund and its shareholders and that the interests of existing shareholders of the Fund will not be diluted as a result of the transactions contemplated by the Reorganization. The Board, therefore, has submitted the Agreement and Plan of Reorganization and Redomestication for approval by the Fund Shareholders at the Meeting.

  The Board of Directors of the Fund For Government Investors, Inc. has approved and recommends that the Fund Shareholders vote FOR Proposal One, the proposed Agreement and Plan of Reorganization and Redomestication for the Fund For Government Investors, Inc. and the transactions contemplated thereby, as described above.

  Required Vote

  A quorum being present, the approval of the Agreement and Plan of Reorganization and Redomestication with respect to the Fund For Government Investors, Inc. requires the affirmative vote of a majority of the outstanding securities of the Fund under Proposal One. As defined in the 1940 Act, the term "majority" means the vote of the lesser of: (i) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund. If Proposal One is not approved, then the Board will consider possible alternative arrangements and MMA will continue to render services to the Fund.

                           OTHER BUSINESS

  Other Matters

  The Board knows of no business to be brought before the Meeting other than the matters set forth above in this Proxy Statement. Should any other matter requiring a vote of Fund Shareholders arise, however, the Proxies will vote thereon according to their best judgment in the interests of the Fund and the Fund Shareholders.

  Available Information

  Both the Fund and the New Fund are registered under the 1940 Act and are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and, in accordance therewith, are required to file reports, proxy materials, and other information with the Commission. Such reports, proxy materials, and other information can be inspected at the Commission at 450 Fifth Street, N.W., Washington, D. C. 20549. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D. C. 20549, at prescribed rates.

  Shareholder Proposals

  The Fund, as a general matter, does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to the principal executive officers of the Fund should send such proposals to the principal executive offices of the Fund, located at 4922 Fairmont Avenue, Bethesda, Maryland 20814. It is suggested that Fund shareholder proposals be submitted by certified mail, return receipt requested. Similarly, New Fund shareholders who wish to submit proposals to the principal executive officers of the New Fund should send their proposals to the principal executive offices of the New Fund, located at 4922 Fairmont

  Avenue,  Bethesda, Maryland 20814.   It  is suggested  that New
  Fund shareholder proposals also be submitted by certified mail, return receipt requested.




                                By   Order   of   the  Board   of
  Directors


  __________________________________
                                Richard J. Garvey
                                President and Director
                                Fund  For  Government  Investors,
  Inc.

  Bethesda, Maryland
  March 21, 1996

  P R O X Y                                             P R O X Y

                FUND FOR GOVERNMENT INVESTORS, INC.

                        4922 Fairmont Avenue
                     Bethesda, Maryland  20814
                  (800) 343-3355   (301) 657-1500

            PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                            May 24, 1996


       The undersigned shareholder of Fund For Government Investors, Inc. (the "Fund"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned (the "Fund Shares"), does hereby appoint Daniel L. O'Connor, Richard J. Garvey, Timothy N. Coakley, and Stephenie
  E. Adams, and each and any of them, with full power of substitution each, to be the attorneys and proxies of the undersigned (the "Proxies"), to attend the Special Meeting of the Shareholders of the Fund (the "Fund Shareholders") to be held on Friday, May 24, 1996, at 1:30 P.M., Eastern Time, at 4922 Fairmont Avenue, Bethesda, Maryland 20814, and at any adjournments thereof (the "Meeting"), and to represent and direct the voting interest represented by the undersigned as of the record date for said Meeting for the Proposals specified below.

       This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified below in the squares provided, the undersigned's vote will be cast "FOR" Proposals 1 and 2. If no direction is made for Proposals 1 and/or 2, this proxy will be voted "FOR" any and all such Proposals.

  Proposal 1.    To approve or  disapprove an Agreement  and Plan
                 of  Reorganization   and  Redomestication   (the
                 "Plan"), with  respect  to changing  the  Fund's
                 domicile and  form from  a Maryland  corporation
                 to  a  Delaware business  trust,  the  Fund  For
                 Government  Investors (the "New  Fund"), and the
                 transactions contemplated  thereby, pursuant  to
                 which  change  in domicile  and  form  the  Fund
                 would  transfer all  of its  assets  to the  New
                 Fund in  exchange for  (i) shares of  beneficial
                 interest   in  the  New   Fund  that   would  be
                 distributed  to  the shareholders  of  the  Fund
                 (the "Fund Shareholders") in exchange for  their
                 Fund shares and  (ii) the assumption by  the New
                 Fund of  all the liabilities  of the Fund.   The
                 approval by the  Fund Shareholders  of the  Plan
                 also  will  be deemed  to  constitute:  (i)  the
                 approval   and   ratification   by   the    Fund
                 Shareholders   of  a   new  investment  advisory
                 agreement  between  the New  Fund  and  MMA, the
                 investment  adviser  for  the   Fund;  (ii)  the
                 election   by  the  Fund   Shareholders  of  the
                 Trustees   of   the   Trust;   and   (iii)   the
                 ratification   by   the  Fund   Shareholders  of
                 Deloitte  &  Touche  LLP   as  the   independent
                 certified public accountants of the New Fund.

            FOR  [  ]      AGAINST  [  ]            ABSTAIN     [
                                                    ]

  Proposal 2.    In the  discretion of  the Proxies, to  transact
                 such other business as properly may come before the Meeting or any adjournment(s) thereof.

       To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FUND FOR GOVERNMENT INVESTORS, INC., WHICH RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

                           Dated:      _________________________,
                           1996


                                _______________________________
                                Signature of Shareholder

                                _______________________________
                                Signature of Shareholder

                                This proxy may be revoked by  the
                                shareholder(s) at any  time prior
                                to the Meeting.


  NOTE: Please sign exactly as your name appears hereon. If shares are registered in more than one name, all registered shareholders should sign this proxy; but if one shareholder signs, this signature binds the other shareholder. When signing as an attorney, executor, administrator, agent, trustee, or guardian, or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.

                             EXHIBIT A:

                              FORM OF
                         AGREEMENT AND PLAN
                                 OF
                 REORGANIZATION AND REDOMESTICATION

      AGREEMENT AND PLAN OF REORGANIZATION AND REDOMESTICATION

       THIS AGREEMENT AND PLAN OF REORGANIZATION AND REDOMESTICATION ("Agreement") is made as of this ____ day of ________, 1996, by and between: (i) Fund For Government Investors, Inc., a diversified investment company incorporated, on October 30, 1974, and existing in the State of Maryland, with its principal place of business at 4922 Fairmont Avenue, Bethesda, Maryland 20814 (the "Fund"); and
  (ii) Fund For Government Investors, a diversified investment company that is an unincorporated voluntary association organized and existing under the laws of the State of Delaware as a business trust pursuant to a Declaration of Trust, dated January 25, 1996, with its principal place of business at 4922 Fairmont Avenue, Bethesda, Maryland 20814 (the "New Fund").

       This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), with respect to the proposed reorganization and redomestication of the Fund, pursuant to which the Fund will become part of the New Fund (the "Reorganization"). Specifically, this Agreement is intended to be and is adopted for the purpose of providing for the Reorganization of the Fund into the New Fund. The Reorganization will consist of the transfer of all of the assets of the Fund to the New Fund in exchange solely for (i) shares of beneficial interest in the New Fund (the "New Fund Shares") and (ii) the assumption by the New Fund of all the liabilities of the Fund, and the distribution of the New Fund Shares to the shareholders of the Fund (the "Fund Shareholders"), as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement and pursuant to the provisions of Section 368(a)(1)(F) of the Code.

       WHEREAS, the Fund and the New Fund (collectively, the "Funds") are open-end investment companies of the management type and the Fund owns securities which are assets of the character in which the New Fund is permitted to invested;

       WHEREAS,  the   Board  of  Directors   of  the  Fund   has
  determined, with respect to the Reorganization, that the exchange of all of the assets of the Fund for New Fund Shares and the assumption of all the liabilities of the Fund by the New Fund is in the best interests of the Fund and the New Fund and their shareholders and that the interests of the existing Fund Shareholders would not be diluted as a result of this transaction;

       WHEREAS, the purpose of the Reorganization is to reorganize and redomicile the Fund into a Delaware business trust because the organizational form of a Delaware business trust offers numerous advantages for investment companies, including operational simplicity and limited liability of shareholders, and provides an attractive venue for the organization of investment companies, in particular because the Delaware business trust incorporates many of the protections and advantages of the traditional Delaware corporation structure, while specifically addressing the needs and goals of investment companies under the Investment Company Act of 1940, as amended (the "1940 Act").

       NOW, THEREFORE,  in consideration of  the promises and  of
  the  covenants  and  agreements  hereinafter  set   forth,  the
  parties  hereto  covenant  and  agree,   with  respect  to  the
  Reorganization, as follows:

  1.   THE TRANSFER  OF ASSETS  OF THE  FUND TO  THE NEW FUND  IN
       EXCHANGE FOR  THE NEW FUND  SHARES, AND THE ASSUMPTION  OF
       ALL THE LIABILITIES OF THE FUND

       1.1 A closing shall take place as provided for in paragraph 3.1 ("Closing") and the provisions of paragraphs 1 through 8 of this Agreement shall apply. At the Closing, subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Fund agrees to transfer all of the Fund's assets, as set forth in paragraph 1.2, to the New Fund, and the New Fund agrees in exchange therefor: (i) to deliver to the Fund the number of New Fund Shares, including fractional New Fund Shares, determined by dividing the value of the Fund's net assets computed in the manner and as of the time and date set forth in paragraph 2.1 by the net asset value of one New Fund Share computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all the liabilities of the Fund, as set forth in paragraph 1.3.

       1.2 The assets of the Fund to be acquired by the New Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Fund and any deferred or prepaid expenses shown as an asset on the books of the Fund on the closing date provided in paragraph 3.1 (the "Closing Date").

       1.3 The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The New Fund shall assume all liabilities, expenses, costs, charges, and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by the administrator of the New Fund and the Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period.

       1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Fund will distribute pro rata to the Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Fund Shareholders"), the New Fund Shares received by the Fund pursuant to paragraph 1.1. Such distribution will be accomplished by the transfer of the New Fund Shares then credited to the account of the Fund on the books of the New Fund to open accounts on the share records of the New Fund in the names of the Fund Shareholders and representing the respective pro rata number of the New Fund Shares due such shareholders. All issued and outstanding shares of the Fund will simultaneously be canceled on the books of the Fund, although share certificates representing interests in the Fund will represent a number of New Fund Shares after the Closing Date as determined in accordance with Section 2.3. The New Fund shall not issue certificates representing the New Fund Shares in connection with such exchange. Ownership of New Fund Shares will be shown on the books of the New Fund's transfer agent.

  2.   VALUATION

       2.1 The value of the Fund's assets to be acquired by the New Fund hereunder shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange (the "NYSE") at 4:00 P.M., Eastern Time, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Fund's Articles of Incorporation and the Fund's then-current prospectus or statement of additional information.

       2.2 The net asset value of a New Fund Share shall be the net asset value per share computed as of immediately after the close of business of the NYSE on the Valuation Date, using the valuation procedures set forth in the New Fund's Declaration of Trust and the New Fund's then-current prospectus or statement of additional information.

       2.3 The number of the New Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of an New Fund Share determined in accordance with paragraph 2.2.

       2.4   All computations of value  for the Fund and  the New
  Fund shall be made by Money Management Associates ("MMA").

  3.   CLOSING AND CLOSING DATE

       3.1 The Closing Date shall be May 31, 1996, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 P.M., Eastern Time. The Closing shall be held at the offices of the Fund, 4922 Fairmont Avenue, Bethesda, Maryland 20814, or at such other time and/or place as the parties may agree.

       3.2 Rushmore Trust and Savings, FSB, Bethesda, Maryland, a majority-owned subsidiary of MMA, as custodian for the Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (i) the Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the New Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes, including all applicable Federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of the Fund's portfolio securities.

       3.3 Rushmore Trust and Savings, FSB, Bethesda, Maryland, a majority-owned subsidiary of MMA, as the transfer agent for the Fund (the "Transfer Agent"), on behalf of the New Fund and the Fund, shall deliver at the Closing a certificate of an authorized officer stating that the Transfer Agent's records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The New Fund shall issue and deliver a confirmation evidencing the New Fund Shares to be credited on the Closing Date to the Secretary of the Fund or provide evidence satisfactory to the Fund that such New Fund Shares have been credited to the Fund's account on the books of the New Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts, or other documents as such other party or its counsel may reasonably request.

  4.   REPRESENTATIONS AND WARRANTIES

       4.1 The Fund represents and warrants to the New Fund as follows:

       (a) The Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland;

       (b)    The   Fund  is  a  registered   investment  company
  classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission

  (the "Commission"),  as an  investment company  under the  1940
  Act, and the registration of  its shares, under the  Securities
  Act of 1933, as amended (the "1933 Act"), are in full force and effect;

       (c) The Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, a material violation of the Fund's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Fund is a party or by which the Fund is bound;

       (d)    The  Fund  has  no  material   contracts  or  other
  commitments  (other   than  this   Agreement)  which   will  be
  terminated  with liability  to the  Fund  prior to  the Closing
  Date;

       (e) Except as otherwise disclosed in writing to and accepted by the Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to their knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business. The Fund does not know of any facts which might form the basis for the institution of such proceedings and the Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects the business or the ability of the Fund to consummate the transactions herein contemplated;

       (f) The Statement of Assets and Liabilities of the Fund at December 31, 1995, has been audited by Deloitte & Touche
   LLP,  independent  accountants,  and  is   in  accordance  with
  generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Fund) fairly reflects the financial condition of the Fund as of such date, and there are no known contingent liabilities of the Fund as of such date not disclosed therein;

       (g) Since December 31, 1995, there has not been any material adverse change in the Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the New Fund. For the purposes of this subparagraph (g), a decline in net asset value per share of the Fund, the discharge of Fund liabilities, or the redemption of Fund shares by Fund Shareholders shall not constitute a material adverse change;

       (h) At the Closing Date, all material Federal and other tax returns and reports of the Fund required by law to have been filed by such date shall have been filed and are or will be correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of the Fund no such return is currently under audit and no assessment has been asserted with respect to such returns;

       (i)  For each taxable year of its operation, the  Fund has
  met  the  requirements   of  Subchapter  M  of  the   Code  for
  qualification  as  a   regulated  investment  company  and  has
  elected to be treated as such;

       (j) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of closing, be held by the persons and in the amount set forth in the records of the Transfer Agent, on behalf of the Fund as provided in paragraph 3.3. The Fund does not have outstanding any options, warrants, or other rights to subscribe for or to purchase any of the Fund shares, nor is there outstanding any security convertible into any of the Fund shares;

       (k) At the Closing Date, the Fund will have good and marketable title to the Fund's assets to be transferred to the New Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the New Fund will acquire good and marketable title thereto, subject to any restrictions as might arise under the 1933 Act, other than as disclosed to the New Fund;

       (l) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's directors, and, subject to the approval of the Fund
  Shareholders, this Agreement will constitute a valid and binding obligation of the Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights, and to general equity principles;

       (m) The information to be furnished by the Fund for use in registration statements, proxy materials, and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

       (n)    The  proxy  statement  of  the   Fund  (the  "Proxy
  Statement") referred to in paragraph 5.6 (other than information therein that relates to the New Fund) will, on the effective date of the Proxy Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

       4.2 The New Fund represents and warrants to the Fund as follows:

       (a) The New Fund is an unincorporated voluntary association duly organized, validly existing, and in good standing under the laws of the State of Delaware as a business trust pursuant to a Declaration of Trust, dated January 25, 1996;

       (b) The New Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission, as an investment company under the 1940 Act, and the registration of its shares, under the 1933 Act, will be in full force and effect immediately following the close of business on the Closing Date;

       (c) The current prospectus and statement of additional information of the New Fund immediately following the close of business on the Closing Date will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

       (d) At the Closing Date, the New Fund will have good and marketable title to the New Fund's assets;

       (e) The New Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, a material violation of the New Fund's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the New Fund is a party or by which the New Fund is bound;

       (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the New Fund or any of its properties or assets, except as previously disclosed in writing to the Fund. The New Fund does not know of any facts which might form the basis for the institution of such proceedings and the New Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects the business or the ability of the New Fund to consummate the transactions contemplated herein;

       (g) The Statement of Assets and Liabilities of the New Fund at December 31, 1995, audited by Deloitte & Touche LLP, independent accountants, and a copy of which has been furnished to the Fund, fairly and accurately reflects the financial condition of the New Fund as of such date in accordance with generally accepted accounting principles consistently applied;

       (h) Since December 31, 1995, there has not been any material adverse change in the New Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the New Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of the New Fund shares, the discharge of New Fund liabilities, or the redemption of New Fund shares by New Fund Shareholders shall not constitute a material adverse change;

       (i) At the Closing Date, all material Federal and other tax returns and reports of the New Fund required by law to have been filed by such date shall have been filed and are or will be correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best knowledge of the New Fund, no such return is currently under audit and no assessment has been asserted with respect to such returns;

       (j)   For each taxable year of its operation, the New Fund
  has met  the  requirements of  Subchapter  M  of the  Code  for
  qualification  as  a  regulated  investment  company  and   has
  elected to be treated as such;

       (k) All issued and outstanding New Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and non-assessable by the New Fund. The New Fund does not have outstanding any options, warrants, or other rights to subscribe for or to purchase the New Fund Shares, nor is there outstanding any security convertible into the New Fund Shares;

       (l) The execution, delivery, and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the trustees of the New Fund and this Agreement will constitute a valid and binding obligation of the New Fund enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights, and to general equity principles;

       (m) The New Fund Shares to be issued and delivered to the Fund, for the account of the Fund Shareholders, pursuant to the terms of this Agreement, will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued New Fund Shares, and will be fully paid and non-assessable by the New Fund;

       (n) The information to be furnished by the New Fund for use in registration statements, proxy materials, and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto;

       (o) The Proxy Statement (only insofar as it relates to the New Fund) will, on the effective date of the Proxy
  Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement herein, in light of the circumstances under which such statements were made, not materially misleading; and

       (p) The New Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state blue sky or securities laws as may be necessary in order to continue their operations after the Closing Date.

  5.   COVENANTS OF THE NEW FUND AND THE FUND

       The New Fund and the Fund, as applicable, covenant as follows:

       5.1 The New Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

       5.2     The  Fund  will   call  a  meeting   of  the  Fund
  Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

       5.3 The Fund covenants that the New Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

       5.4 The Fund will assist the New Fund in obtaining such information as the New Fund reasonably requests concerning the beneficial ownership of the shares of the Fund.

       5.5 Subject to the provisions of this Agreement, the New Fund and the Fund will each take, or cause to be taken, all action, and do, or cause to be done, all things, reasonably necessary, proper, or advisable to consummate and make effective the transactions contemplated by this Agreement.

       5.6 The Fund will provide the New Fund with information reasonably necessary for the preparation of the Proxy Statement, referred to in paragraph 4.1(n), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act, as applicable, in connection with the meeting of the Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein (the "Meeting").

  6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND

       The   obligations   of   the   Fund   to   consummate  the
  transactions provided for herein shall be subject, at the Fund's election, to the performance by the New Fund of all the obligations to be performed by the New Fund hereunder on or before the Closing Date, and, in addition thereto, to the following further conditions:

       6.1 All representations and warranties of the New Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date; and

       6.2 The New Fund shall have delivered to the Fund, on the Closing Date, a certificate executed in the New Fund's name by the New Fund's President or Vice President, and the New Fund's Controller, Treasurer, or Assistant Treasurer, in a form reasonably satisfactory to the Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the New Fund made in this Agreement are true and correct at and as of the Closing Date, except as these representations and warranties may be affected by the transactions contemplated by this Agreement and as to such other matters as the Fund shall reasonably request.

  7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE NEW FUND

       The obligations of the New Fund to complete the transactions provided for herein shall be subject, at the New Fund's election, to the performance by the Fund of all of the obligations to be performed by the Fund hereunder on or before the Closing Date and, in addition thereto, to the following conditions:

       7.1 All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as these representations and warranties may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

       7.2 The Fund shall have delivered to the New Fund a statement of the Fund's assets and liabilities, as of the Closing Date, certified by the Controller, the Treasurer, or the Assistant Treasurer of the Fund; and

       7.3 The Fund shall have delivered to the New Fund, on the Closing Date, a certificate executed in the Fund's name by the Fund's President or Vice President, and the Fund's
  Controller, Treasurer, or Assistant Treasurer, in form and substance satisfactory to the New Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as these representations and warranties may be affected by the transactions contemplated by this Agreement, and as to such other matters as the New Fund shall reasonably request.

  8.   FURTHER  CONDITIONS  PRECEDENT TO  OBLIGATIONS OF  THE NEW
       FUND AND THE FUND

       If any of the conditions set forth below do not exist on or before the Closing Date, with respect to the Fund or the New Fund, then the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

       8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Common Stock, $.001 par value per share, of the Fund in accordance with the provisions of the Fund's Articles of Incorporation and By-Laws, and certified copies of the resolutions evidencing such approval shall have been delivered to the New Fund. Notwithstanding anything herein to the contrary, neither the Fund nor the New Fund may waive the conditions set forth in this paragraph 8.1;

       8.2 On the Closing Date, no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

       8.3 All consents of other parties and all other consents, orders, and permits of Federal, state, and local regulatory authorities deemed necessary by the Fund and the New Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the New Fund, provided that the parties hereto may, for themselves, waive any of such conditions;

       8.4 The Proxy Statement shall have become effective under the 1934 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1934 Act; and

       8.5 The parties shall have received the opinion of Messrs. Jorden Burt Berenson & Johnson LLP, addressed to both the New Fund and the Fund, substantially to the effect that
  the   transactions   contemplated  by   this   Agreement  shall
  constitute a  tax-free  reorganization for  Federal income  tax
  purposes.   The delivery  of such  opinion is  conditioned upon
  receipt by Messrs. Jorden Burt Berenson & Johnson LLP of representations that such firm shall request of the Fund and
  the  New  Fund.     Notwithstanding  anything  herein   to  the
  contrary, neither the Fund nor the New Fund may waive the conditions set forth in this paragraph 8.5.

  9.   BROKERAGE FEES AND EXPENSES

       9.1 The Fund and the New Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

       9.2 MMA will bear the aggregate expenses and costs of the Reorganization.

  10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

       10.1 The Fund and the New Fund agree that neither party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

       10.2 The representations, warranties, and covenants contained in this Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

  11.  TERMINATION

       This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the Fund's Board of Directors or the New Fund's Board of Trustees at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board of Directors or such Board of Trustees, respectively, make proceeding with the Agreement inadvisable.

  12.  WAIVER

       The Fund, after consultation with the Fund's counsel and by consent of the Fund's Board of Directors, may waive any condition to the obligations of the New Fund hereunder, except as provided herein. The New Fund, after consultation with the New Fund's counsel and by consent of the New Fund's Board of Trustees, may waive any condition to the obligations of the Fund hereunder, except as provided herein.

  13.  AMENDMENTS

       This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Fund and the New Fund; provided, however, that, following the Meeting of the Fund Shareholders called by the Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the New Fund Shares to be issued to the Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

  14.  NOTICES

       Any notice, report, statement, or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, or certified mail addressed to the Fund at 4922 Fairmont Avenue,

  Bethesda, Maryland 20814,  and to the New Fund at 4922 Fairmont
  Avenue, Bethesda, Maryland 20814.

  15.  HEADINGS;   COUNTERPARTS;  GOVERNING     LAW;  ASSIGNMENT;
       LIMITATION OF LIABILITY

       15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

       15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

       15.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

       15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or to give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

       15.5 It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, agents, or employees of the Fund personally, but shall bind only the corporate property of the Fund, as provided in the Articles of Incorporation of the Fund. The execution and delivery by such officers of the Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the corporate property of the Fund as provided in the Articles of Incorporation of the Fund.

       15.6  It is expressly  agreed that the obligations  of the
  New Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the New Fund personally, but shall bind only the corporate property of the New Fund, as provided in the Declaration of Trust of the New Fund. The execution and delivery by such officers of the New Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the corporate property of the New Fund as provided in the Declaration of Trust of the New Fund.

       IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice
  President and its seal to be affixed hereto and attested by its Secretary or Assistant Secretary.

  Attest:                  FUND FOR GOVERNMENT INVESTORS, INC.

       [Seal]

  _____________________    _______________________________
  By:                      By:
  Title:                   Title:


  Attest:                  FUND FOR GOVERNMENT INVESTORS

       [Seal]

  ________________________ _______________________________
  By:                      By:
  Title:                   Title:

                             EXHIBIT B:

                   INVESTMENT ADVISORY AGREEMENT
                              BETWEEN
                   FUND FOR GOVERNMENT INVESTORS
                                AND
                    MONEY MANAGEMENT ASSOCIATES

                        MANAGEMENT CONTRACT
                              Between
                   FUND FOR GOVERNMENT INVESTORS
                                And
                    MONEY MANAGEMENT ASSOCIATES


       AGREEMENT dated as  of the ___ day of   _________________,
  1996 by and between Fund For Government Investors (herein sometimes called the Fund ) and Money Management Associates
  (herein sometimes called the  Manager ).

       WITNESSETH:

       THAT,   in   consideration   of   the   mutual   covenants
  hereinafter contained, it is agreed as follows:

       1. THE FUND hereby employs the Manager to manage the investment and reinvestment of the assets of the Fund and to administer the affairs of the Fund, subject to the control of the Officers and Board of Trustees of the Fund, for the period and on the terms set forth in this Agreement. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth, for the compensation herein provided.

       2. THE MANAGER assumes and shall pay or reimburse the Fund for: (1) all expenses in connection with the management of the investment and reinvestment of the assets of the Fund, except that the Fund assumes and shall pay all brokers commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (2) the compensation (if any) of those trustees and officers of the Fund who are also partners of the Manager; and (3) all expenses not hereinafter specifically assumed by the Fund where such expenses are incurred by the Manager or by the Fund in connection with the administration of the affairs of the Fund.

       3. THE FUND assumes and shall pay or reimburse the Manager for the Fund s taxes, corporate fees, interest expenses (if any) and its allocable share of all charges, costs and expenses incurred in connection with: (1) maintaining its offices, determining from time to time the net assets of the Fund, maintaining its books and records, and preparing, reproducing and filing its tax returns and reports to governmental agencies; (2) auditing its financial statements; (3) the payment and disbursement of dividends and distributions by the Fund, and in the custody of the cash, securities and other assets of the Fund; (4) stockholders and trustees meetings, and preparation, printing and distribution of all reports and proxy materials; (5) legal services rendered to the Fund; (6) retaining and compensating those trustees, officers and employees of the Fund who are not partners of the Manager; (7) maintaining appropriate insurance coverage for the Fund and its trustees and officers; and (8) its membership in trade associations.

       4. At the request of the Fund, the Manager shall make available to the Fund all necessary office facilities, equipment, and personnel that the Fund may require. Such office facilities, equipment, personnel, and service, the charges and expenses for which are to be paid by the Fund under the provisions of this Section 2, may be provided for or rendered to the Fund by the Manager and billed to the Fund at the Manager s cost.

       5. In connection with the management of the investment and reinvestment of the assets of the Fund, the Manager is authorized to buy and sell marketable debt obligations of the United States Government, its agencies and instrumentalities, and money market obligations secured by such obligations for the Fund and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to all such transactions for the Fund.

       6. As compensation for the services to be rendered and the charges and expenses to be assumed and paid by the Manager as provided in Section 2, the Fund shall pay the Manager an annual fee of 0.50% of the first $500 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $250 million of net assets, and 0.35% of the net assets over $1 billion.

       7.   If in any  fiscal year the aggregate  expenses of the
  Fund, exclusive of taxes, brokerage, interest, and extraordinary legal expenses, but including the management fee, exceed 1% of the average market value of the net assets for that fiscal year of the Fund, the Adviser will refund to the Fund, or bear, the excess expenses over 1%. These expense reimbursements, if any, will be estimated, reconciled and paid on a monthly basis.

       8. In the event of termination of this contract, the fee shall be computed on the basis of the period ending on the last business day on which this contract is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal quarter as a percentage of the total number of days in such quarter.

       9. Subject to and in accordance with the Fund s Declaration of Trust and of the Partnership Agreement of the Manager, trustees, officers, agents, and stockholders of the Fund are or may be interested in the Manager (or any successor thereof); partners of the Manager are or may be interested in the Fund as trustees, officers, stockholders or otherwise; the Manager (or any successor) is or may be interested in the Fund as a stockholder or otherwise. The effect of any such interrelationships shall be governed by said Trust Charter and provisions of the Investment Company Act of 1940.

       10. This contract shall continue in effect until the first meeting of the account owners of the Fund and if approved therein until __________ _______, 19___, and thereafter only so long as such continuance is approved at least annually by votes of the Fund s Board of Trustees, including the votes of a majority of the trustees who are not parties to such contract or interested persons of any such party, in person at a meeting called for the purpose of voting such approval. In addition the question of continuance of the contract may be presented to stockholders of the Fund; in such event, such continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund voting as a simple class. Provided, however, that (1) this contract may at any time be terminated without payment of any penalty either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on sixty days written notice to the Manager, (2) this contract shall automatically terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940), and (3) this contract may be terminated by the Manager on sixty days written notice to the Fund. Any notice under this contract shall be given in writing, addressed and delivered, or mailed post paid, to the other party at any office of such party.

       11. As used in Section 10, the terms interested persons and vote of a majority of the outstanding securities shall have the respective meaning set forth in
  Section 2(a)  (19)  and Section  2(a)  (42) of  the  Investment
  Company Act of 1940.

       12. The services of the Manager to the Fund hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

       13. The Manager will notify the Fund of any change in the membership of such partnership within a reasonable time after such change, pursuant to Section 205 of the Investment
  Advisers Act of 1940.

       14. No provisions of this contract shall be deemed to protect the Manager against any liability to the Fund or its stockholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations under this contract. Nor shall any provisions hereof be deemed to protect any trustee or officer of the Fund against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligations. If any provision of this contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this contract shall not be affected thereby.

       IN WITNESS WHEREOF the parties hereto have caused this contract to be executed on the day and year first above written.

  WITNESS                       FUND FOR GOVERNMENT INVESTORS



  /s/ Kimberly French           /s/ Stephenie E. Adams
                                Stephenie  E. Adams
                                Secretary



  WITNESS                       MONEY MANAGEMENT ASSOCIATES



  /s/ Richard J. Garvey         /s/ Daniel L. O'Connor
                                Daniel L. O Connor
                                General Partner

                             EXHIBIT C:

                  AUDITED FINANCIAL STATEMENTS OF
                    MONEY MANAGEMENT ASSOCIATES

                    MONEY MANAGEMENT ASSOCIATES
                      (a limited partnership)

                      Financial Statements and
                    Independent Auditors' Report

                         December 31, 1994

  YOUNG, BROPHY & CO. P.C.
  Certified Public Accountants


                    Independent Auditors' Report


  To the Partners of
  Money Management Associates:

  We have audited the statement of assets, liabilities and partners' capital-income tax basis of Money Management Associates (a limited partnership) as of December 31, 1994 and the related statements of revenue and expenses and changes in partners' capital-income tax basis for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  As described in Note 1, these financial statements were prepared on the income tax basis; consequently, certain revenues and the related assets are recognized when received rather than when earned, and certain expenses are recognized when paid rather than when the obligation is incurred. Accordingly, the accompanying financial statements are not intended to present financial position and results of operations in conformity with generally accepted accounting principles.

  In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Money Management Associates as of December 31, 1994 and the results of its operations for the year then ended on the basis of accounting described in Note 1.

  /s/ YOUNG, BROPHY & CO., P.C.

  March 7, 1995

  12501  Prosperity Drive, Suite  250 Silver  Spring, MD   20904-
  1689 (301) 680-0040  Fax (301) 680-0560

                    MONEY MANAGEMENT ASSOCIATES
                      (a limited partnership)

      Statement of Assets, Liabilities and Partners' Capital-
                          Income Tax Basis

                         December 31, 1994


                                       Assets


  Cash and cash equivalents (note 3)  . . . . . .     $   1,121,571

  Notes receivable, net . . . . . . . . . . . . .            21,482

  Investment securities . . . . . . . . . . . . .           134,675

  Investment in subsidiaries (note 4) . . . . . .         1,665,098

  Fixed assets, net (note 5)  . . . . . . . . . .             -

                                                      $   2,942,826


                         Liabilities and Partners' Capital

  Liabilities:
    Profit sharing plan (note 6)  . . . . . . . .     $      15,422
    Other liabilities   . . . . . . . . . . . . .             7,630
      Total liabilities   . . . . . . . . . . . .            23,052

  Partners' capital . . . . . . . . . . . . . . .         2,919,774

                                                      $   2,942,826




  See accompanying notes to financial statements.

                            MONEY MANAGEMENT ASSOCIATES
                              (a limited partnership)

                         Statement of Revenue and Expenses
                         and Changes in Partners' Capital-
                                  Income Tax Basis
                        For the Year Ended December 31, 1994



  Revenue received (note 3):
    Investment advisory fees  . . . . . . . . . .     $  3,824,948
    Administrative services,
      Cappiello-Rushmore Trust  . . . . . . . . .          420,445
      Total revenue received  . . . . . . . . . .        4,245,393


  Operating expenses paid:
    Salaries and benefits   . . . . . . . . . . .          924,097
    Advertising and promotion   . . . . . . . . .          284,542
    Management services (note 3)  . . . . . . . .          392,582
    Shareholder services,
      Cappiello-Rushmore Trust (note 3)   . . . .          360,000
    Depreciation  . . . . . . . . . . . . . . . .           25,607
    Other operating (note 7)  . . . . . . . . . .          729,151
      Total operating expenses paid   . . . . . .        2,715,979

  Excess of revenue received over expenses paid
    from operations   . . . . . . . . . . . . . .        1,529,414

  Other:
    Trading and investments, net  . . . . . . . .          (15,480)
    Interest on notes payable   . . . . . . . . .          (31,271)
    Other income  . . . . . . . . . . . . . . . .           12,239
      Total other   . . . . . . . . . . . . . . .          (34,512)

  Excess of revenue received over expenses paid .        1,494,902

  Partners' capital, beginning  . . . . . . . . .        2,359,955

  Distribution to partners  . . . . . . . . . . .          935,083

  Partners' capital, ending . . . . . . . . . . .     $  2,919,774




  See accompanying notes to financial statements.

                    MONEY MANAGEMENT ASSOCIATES

                      (a limited partnership)

                   Notes to Financial Statements

                         December 31, 1994



  1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       General

       The partnership agreement of Money Management Associates (a limited partnership) provides for one general partner (Daniel L. O'Connor) and up to 200 limited partnership units, with 60 units issued and outstanding as of December 31, 1994. The Partnership is a registered investment advisor under the Investment Advisors Act of 1940.

       Cash and Cash Equivalents

       The Partnership maintains its cash in bank deposit accounts which at times may exceed federally insured limits. The Partnership believes it is not exposed to any significant credit risk on cash and cash equivalents.

       Basis of Accounting

       The financial statements are prepared on the basis of accounting used by the Partnership to file its federal income tax return. This method involves recording transactions on the basis of cash receipts and disbursements modified to reflect depreciation, amortization and the accrual of retirement contributions in accordance with income tax regulations. In addition, majority owned subsidiaries are carried at cost instead of on the equity method or being consolidated, and marketable securities are carried at their tax basis instead of a lower of cost or market, as would be required by generally accepted accounting principles.

       Depreciation and amortization

       Fixed  assets  are  recorded at  cost.    Depreciation  of
       furniture and equipment is computed over the useful lives of the assets using tax methods.

       Income Taxes

       The Partnership is not subject to income taxes and therefore does not provide for income tax expense. The partners are required to include in their income tax returns their share of the Partnership's income or loss.

  2.   ALLOCATION  OF   THE  EXCESS  OF  REVENUE   RECEIVED  OVER
       EXPENSES PAID

       The excess of revenue collected over expenses paid has been allocated to the partners' capital accounts in accordance with the partnership agreement. The partnership agreement states that first there shall be allocated an eight percent return on partner capital accounts, compounded quarterly. The remainder is allocated seventy-five percent to the limited partners and twenty-five percent to the general partner. Losses are allocated to the limited partners in proportion to limited partnership units outstanding.

  3.   SPONSORED  FUNDS,  INVESTMENT ADVISORY  AND ADMINISTRATIVE
       AGREEMENTS

       The Partnership provides investment advisory services to Fund for Government Investors, Inc., Fund for Tax-Free Investors, Inc., The Rushmore Fund, Inc. and American Gas Index Fund, Inc. The Partnership receives a fee based on an annual percentage of average daily net assets of the Funds. The investment advisory agreements provide for reimbursement by the Partnership to the Funds for fund expenses which exceed certain specified limitations. No reimbursement was required for the year ended December 31, 1994. However, the Partnership voluntarily reimbursed the Virginia and Maryland Tax-Free Portfolios for a potion of their expenses. The Partnership also is under agreement to provide administrative services (including shareholder accounting and transfer agency) to Cappiello-Rushmore Trust. The Partnership receives a fee based on an annual percentage of average daily net assets of the Trust for these services.

       The Partnership has made arrangements for certain fund management, administrative, and shareholder accounting functions to be provided to sponsored funds by subsidiary companies (see note 4).

       The  Partnership  has  entered  into   an  agreement  with
       Rushmore Trust and Savings, FSB (the Bank) to provide shareholders accounting and transfer agency services for

       Cappiello-Rushmore Trust. The agreement provides that the Bank will receive fifty percent of the fee paid tot he Partnership under its agreement with the Trust with a minimum of $7,500 per month for each of the four Cappiello-Rushmore funds. The Partnership paid the Bank a fee of $360,000 for these services for the year ended December 31, 1994.

       Beginning July 1, 1994, Rushmore Services, Inc., began providing certain management services on behalf of the Partnership to sponsored funds. These services consist of portfolio accounting, maintenance of various state registration, and assistance with certain management and promotional activities. The fee for these services amounted to $392,582 for the year ended December 31, 1994.


       Daniel L. O'Connor, the sole general partner of the Partnership, is also Chairman of the Board and Treasurer of the Funds. The Partnership occupied space in a building owned by Mr. O'Connor until July 1, 1994. Rent for Partnership space approximates fair market value and was $52,500 for the year ended December 31, 1994. Certain other limited partners of Money Management Associates are also officers of the Funds.

  4.   INVESTMENT IN SUBSIDIARIES

       The Partnership owns 100 percent of Rushmore Services, Inc. which provides administrative services to sponsored funds on behalf of the Partnership; 100 percent of Rushmore Investment Brokers, Inc. which is a regulated securities broker-dealer; and 99 percent of Rushmore Trust & Savings, FSB which is a federally insured savings bank providing shareholder servicing, custodial and other banking services to the funds.

       Investment in subsidiaries as of December 31, 1994 is summarized as follows:

                                                         Cost
                                                     adjusted for
                                                      equity and
                                                       income of
                                             Cost      subsidiary
       Rushmore Trust & Savings, FSB      $  994,962   $ 1,903,372
       Rushmore Investment Brokers, Inc.     125,000        59,669
       Rushmore Services, Inc.               545,136       315,923







                                          $1,665,098   $ 2,278,964



       The Partnership shared in certain expenses of majority owned subsidiary in conjunction with their involvement in promoting sponsored funds and related activities.

  5.   FIXED ASSETS


       Fixed assets as of December 31, 1994 are summarized as follows:


       Computer equipment . . . . .       $  5,500
                                             5,500

       Accumulated depreciation . .          5,500

       Book Value . . . . . . . . .       $   -


       The Partnership transferred $494,363 net book value of fixed assets to Rushmore Services, Inc. on December 31, 1994 for additional paid-in-capital of Rushmore Services, Inc. The fixed assets were previously used by the Partnership before the Partnership moved its operations to Florida during 1994.

  6.   PROFIT SHARING PLAN

       The Partnership has a qualified 401(k) plan which covers partners and employees who meet the specified age and employment requirements. Contributions other than employee deferrals are at the discretion of the management. Contributions to the plan amounted to $43,976 for the year ended December 31, 1994.

  7.   OTHER OPERATING EXPENSES PAID


       The  components  of  other  operating  expenses  paid  for  the  year ended
       December 31, 1994 are:

       Printing and office supplies . . . . .           $160,176
       Legal and accounting . . . . . . . . .            132,097
       Postage  . . . . . . . . . . . . . . .            101,362
       Broker-dealer administrative expenses              93,789
       Occupancy  . . . . . . . . . . . . . .             83,280
       Other consulting . . . . . . . . . . .             44,029
       Miscellaneous  . . . . . . . . . . . .             28,908
       Travel and entertainment . . . . . . .             28,716
       Dues and subscriptions . . . . . . . .             20,952
       Telephone  . . . . . . . . . . . . . .             17,949
       Reimbursement of expenses of
         sponsored funds  . . . . . . . . . .             17,893

            Total other operating expenses paid         $729,151



                                                                   (concluded)



















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